THIS AGREEMENT IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR
SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN.  SUCH OFFER OR
SOLICITATION WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE.


                    RESTRUCTURING AGREEMENT


          Restructuring Agreement (the "Agreement"), dated as of August 31, 1999, by and among TRISM, Inc., a Delaware corporation ("Trism"), the undersigned wholly-owned subsidiaries of Trism (the "Guarantors" and together with Trism, collectively, the "Trism Entities"), and the undersigned members of the informal senior subordinated note committee.

                            RECITALS


          A. Pursuant to an Indenture dated as of December 15, 1993 (as amended, the "Old Senior Subordinated Note Indenture"), between Trism and U.S. Bank Trust, National Association (as successor to First Trust National Association as indenture trustee) (the "Trustee"), Trism issued $100 million of 10.75% senior subordinated notes due December 15, 2000 (the "Old Senior Subordinated Notes").

          B. Trism failed to pay the scheduled semi-annual interest payment due on the Old Senior Subordinated Notes on June 15, 1999. Prior to Trism's failure to make the June 15, 1999 interest payment, an informal committee currently consisting of the undersigned holders of Old Senior Subordinated Notes (the "Committee") was established. The Committee currently holds in the aggregate the principal amount of the Old Senior Subordinated Notes as set forth on Schedule 1 hereof. The Committee has retained Akin, Gump, Strauss, Hauer & Feld, L.L.P. as its counsel.

          C. The Trism Entities and the Committee have been engaged in negotiations concerning, and have reached an agreement on the principal terms of, a proposed reorganization (the "Financial Restructuring") of the outstanding indebtedness and liabilities of, and equity interests in, the Trism Entities, together with arrangements related thereto, including, without limitation, certain proposed management agreements and an equity incentive plan, on the terms and conditions set forth in this Agreement.

          D. It is contemplated that the reorganization plan described in this Agreement, which shall contain the principal terms and conditions set forth on Exhibit "A" attached hereto and made a part hereof (the "Plan"), will be implemented through confirmation of a "pre-arranged" or "pre-negotiated" reorganization for the Trism Entities in a case to be filed (the "Chapter 11 Case") under chapter 11 of title 11 of the United States Code, 11 U.S.C. 101 et seq.
(the "Bankruptcy Code"), which Plan has the support of the Committee, each of the respective members thereof, and the Trism Entities.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Forbearance. For a period (the "Forbearance Period") commencing on the Effective Date (as defined in Section 7 hereof) until the occurrence of a "Termination Event" (as defined in Section 3 hereof), each of the members of the Committee hereby agrees to forbear from the exercise of any rights or remedies it may have (including, without limitation, by instructing the Trustee to refrain from taking actions on its behalf) under the Old Senior Subordinated Note Indenture, the Old Senior Subordinated Notes, any agreement related thereto (collectively, the "Agreements"), applicable law or otherwise with respect to any default existing as of the date hereof arising out of the Agreements.

          2. Covenants of the Parties. The Trism Entities, the Committee and each of the respective members thereof, hereby covenant to one another to use their reasonable best efforts, as expeditiously as possible, unless a Termination Event has occurred, and otherwise subject to the terms of this Agreement, to carry out the following:

          (a)(i) the Trism Entities shall prepare the Plan and, except as set forth below in Section 2(a)(ii), all documentation related thereto, a disclosure statement pursuant to Section 1125 of the Bankruptcy Code describing the Plan and containing information which is materially consistent with the information heretofore provided to the Committee (the "Disclosure Statement"), and the New Employment Agreements (as defined in, and in the form attached to, Exhibit "A" hereto);

          (ii) the Committee shall prepare the indenture and guarantees, if any, regarding the New Senior Subordinated Notes (as defined on Exhibit "A" attached hereto);

          (b) as promptly as reasonably practicable, but in any event not later than the periods set forth in Section 3 hereof, the Trism Entities shall (i) file voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code and, as promptly as reasonably practicable thereafter or contemporaneously therewith, file the Plan, an application for entry of an interim and final order to approve of debtor-in-possession financing, which financing shall be on terms reasonably acceptable to the Committee (the "DIP Order"), the Disclosure Statement and such other documents as may be necessary and appropriate in order to effectuate the Plan, (ii) proceed in good faith to obtain confirmation and consummation of the Plan consistent with at least the timetable set forth in Section 3 hereof, and (iii) support the Plan in good faith; provided, however, that the obligations of the Trism Entities hereunder shall not be interpreted so as to require them to act in a manner which is not consistent with their fiduciary duties under the Bankruptcy Code and applicable law; provided, further, however, that if the Trism Entities, pursuant to the preceeding proviso or otherwise, act in a manner materially inconsistent with this Agreement or the provisions contained in Exhibit A hereto, this Agreement may be terminated pursuant to Section 3 hereof; and

          (c) each of the respective members of the Committee shall (and, where applicable, shall cause the Committee to) (i) timely vote its claims against the Trism Entities represented by the Old Senior Subordinated Notes it holds to accept the Plan, provided, that the Disclosure Statement shall have been approved by the Bankruptcy Court,
(ii) support confirmation of the Plan (including, without limitation, by including a statement in the Disclosure Statement that the Committee and each of its members supports confirmation of the Plan),
(iii) not vote against, object to or support an objection to the Plan,
(iv) not vote for, consent to, support or participate in any material modification of the Plan, (v) not vote for, consent to, support or participate in the formulation of, and shall vote against, any other plan of reorganization for any or all of the Trism Entities, (vi) not support any motion (A) seeking to file any other plan of reorganization for any or all of the Trism Entities or (B) to shorten or terminate the initial 120-day exclusive period to file a plan of reorganization provided to the Trism Entities under Section 1121 of the Bankruptcy Code, without the express written consent of the Trism Entities (which consent may or may not be given by the Trism Entities in their sole and absolute discretion), and (vii) not file, consent to, join or otherwise support any motion to (A) convert the Chapter 11 case of any or all of the Trism Entities to Chapter 7 liquidations,
(B) dismiss any or all of the Trism Entities' Chapter 11 cases, (C) appoint a Chapter 11 trustee or examiner in any or all of the Trism Entities' Chapter 11 cases, or (D) vacate the automatic stay imposed pursuant to Section 362 of the Bankruptcy Code to foreclose on any collateral or to otherwise take action inconsistent with the terms and provisions of this Agreement; provided, however, that the obligations of the Committee, and each of the respective members thereof, under this Section 2(c) are subject to the condition that the Trism Entities and their senior management are acting in accordance with their fiduciary duties under the Bankruptcy Code, and provided, further, that the obligations of the Committee, and each of the respective members thereof, under this Agreement shall not be interpreted so as to require such parties to act in a manner which is not consistent with any of their fiduciary duties under applicable law. The Committee, and each of the respective members thereof, each hereby agrees that the distributions under the Plan in respect of such person's claims against, or interests in, the Trism Entities is fair and equitable under Section 1129(b) of the Bankruptcy Code.

          3.   Termination.   This Agreement shall terminate and all
of the obligations of the Trism Entities, the Committee, and each of the members thereof, shall be of no further force or effect in the event that any of the following occurs (each, a "Termination Event"):

     (a) immediately and automatically upon the giving of written notice of termination by the Committee to the Trism Entities if:

          (i) The Chapter 11 Case to implement the Financial
          Restructuring through confirmation of the Plan shall not have been commenced (including, without limitation, by the filing of the Plan and Disclosure Statement in form reasonably satisfactory to the Committee) by September 17, 1999;

          (ii) The Disclosure Statement or a version thereof that is not materially inconsistent with the terms set forth on Exhibit A hereto shall not have been approved by the Bankruptcy Court within sixty (60) days after the commencement of the Chapter 11 Case;

          (iii) the Plan is not confirmed within one hundred (100) days after the commencement of the Chapter 11 Case (or an order is entered which has the practical effect of preventing confirmation of the Plan within one hundred (100) days after the commencement of the Chapter 11 Case);

          (iv) the Plan shall not have become effective within one hundred twenty (120) days after the commencement of the Chapter 11 Case;

          (v) there shall be any material modification to, or severance of any provision of, the Plan which is materially inconsistent with the terms and conditions set forth in Exhibit A hereto;

          (vi) the aggregate amount of indebtedness of the Trism Entities secured by a lien, security interest or mortgage on property of the Trism Entities (including under any debtor-in-possession financing facility) exceeds $118 million;

     (b) five (5) business days after the giving of written notice of termination by any of the parties hereto to each of the other parties if any such other party hereto fails to perform, in any material respect, any of their obligations hereunder or to support the terms set forth in Exhibit A hereto, and such failure remains uncured at the conclusion of such period, in which case this Agreement shall thereupon terminate.

          4.   Representations and Warranties.

          (a) Each party represents and warrants to the other parties that (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) its execution, delivery and performance of this Agreement are within the power and authority of such party and have been duly authorized by such party and that no other approval or authorization is required,
(iii) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with the terms hereof, and (iv) none of the execution and delivery of this Agreement or compliance with the terms and provisions hereof will violate, conflict with or result in a breach of, its certificate of incorporation or bylaws or other constitutive document, any applicable law or regulation, any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which it is a party or by which it is bound or to which it is subject.

          (b) Each member of the Committee further represents and warrants, as applicable, to the Trism Entities, that (i) its respective holding in principal amount of Old Senior Subordinated Notes being separately provided to the Trism Entities as of the date hereof is true and correct, (ii) except as contemplated herein or in the Plan, it has not transferred, assigned or otherwise disposed of, or entered into any agreement (whether written or oral) to transfer, assign or otherwise dispose of, its right, title and interest in and to the Old Senior Subordinated Notes which it holds, and (iii) except with respect to the Plan described in this Agreement, it has not consented to and is not currently supporting or participating in the formulation of, and has not entered into any agreement(whether written or oral) with respect to, (x) any other plan of reorganization for the Trism Entities or (y) the sale of all or substantially all of the assets of the Trism Entities or all or substantially all of the stock or notes to be issued pursuant to the Plan.

          (c) Each of the Trism Entities represents and warrants to the Committee, and each of the members thereof, that there are no actions, suits, claims, proceedings or, to their knowledge, investigations pending or, to their knowledge, threatened against the Trism Entities or any of their current or former directors or officers that would give rise to a material claim for indemnification against the Trism Entities by any of such directors or officers under applicable law or the certificate of incorporation and/or by-laws of any of the Trism Entities.

          5. Confidentiality. Each member of the Committee and the Trism Entities hereby agree that the reference to August 15, 1999, in the first full paragraph on the third page of the Confidentiality Agreements between the Trism Entities and the members of the Committee shall be deleted and replaced with the following: "(a) the termination of the Restructuring Agreement dated August 31, 1999, pursuant to Section 3 thereof (the "Termination Date") or (b) ...".

          6. Disclosure of Individual Holdings. Unless required by applicable law or regulation or by order of a court of competent jurisdiction, the Trism Entities shall not disclose the principal amount of Old Senior Subordinated Notes held by any member of the Committee without the prior written consent of such member, provided, however, that the Trism Entities may disclose such information to their respective directors, officers, employees, attorneys, accountants, financial advisors and other agents and representatives. If the disclosure of such information is so required by applicable law or regulation, the Trism Entities shall afford the affected Committee member a reasonable opportunity to review and comment upon any such disclosure. If the Trism Entities are requested in any proceeding to disclose any such information, the Trism Entities shall give reasonable notice to such Committee member of such request so that it may seek an appropriate protective order. The foregoing shall not prohibit the Trism Entities from disclosing the aggregate principal amount of Old Senior Subordinated Notes held by the Committee as a group.

          7. Effective Date. This Agreement shall become effective immediately upon the date of execution and delivery by all signatories hereto (the "Effective Date"). The Trism Entities shall give written notice of the Effective Date to the members of the Committee within five (5) days after the Effective Date.

          8. Documentation Satisfactory. All documents and papers relating to this Agreement, the Plan, the New Senior Subordinated Notes to be issued to holders of Old Senior Subordinated Notes under the Plan, and the DIP Order shall be reasonably satisfactory to each party hereto. The Committee shall receive advance copies of the Plan and all other documents and papers relating to the Plan and this Agreement as they may reasonably request.

          9. Specific Performance. Subject to any fiduciary duties of any of the parties to this Agreement, it is understood and agreed by each of the parties hereto that money damages would not be a sufficient remedy for any material breach of this Agreement by any party (other than a breach by Trism of Section 11 hereof) and each non-breaching party shall be entitled to specific performance and injunctive relief or other equitable relief as a remedy for any such breach.

          10. Reservation of Rights. This Agreement and the Plan are part of a proposed settlement of disputes among the parties hereto. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner, waive, limit, impair or restrict the ability of any of the parties hereto to protect and preserve its rights, remedies and interests, including, without limitation, the claims of each of the members of the Committee against the Trism Entities or such members' full participation in the Chapter 11 Case. If the transactions contemplated herein or in the Plan are not consummated, or if this Agreement is terminated for any reason, the parties hereto fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement shall not be admitted into evidence in any proceeding other than in a proceeding to enforce its terms.

          11. Fees and Expenses. The Trism Entities shall pay the reasonable expenses of the members of the Committee as well as the reasonable fees and expenses of the Committee's legal advisors in accordance with Trism's agreement with such firm.

          12. Amendments. This Agreement may not be amended except by an instrument in writing signed by all parties hereto.

          13. Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns. Without in any manner limiting the scope, extent or effect of the foregoing, the respective members of the Committee shall not transfer, assign or otherwise dispose of their right, title and interest in and to, as applicable, the Old Senior Subordinated Notes (and any and all rights, claims and obligations associated therewith), and any such transfer shall be void and of no force and effect unless and until such transferee or assignee agrees in writing at the time of such transfer or assignment to be bound by this Agreement in its entirety without revision. In the event of any such transfer or assignment, the transferor or assignor, as the case may be, shall, within one business day following such transfer or assignment, provide written notice of such transfer or assignment to the Trism Entities together with a copy of the written agreement of the transferee or assignee to be bound by this Agreement in its entirety without revision. In the event that another holder of Old Senior Subordinated Notes is added to the Committee subsequent to the Effective Date, such holder shall agree in writing at the time it joins the Committee to be bound by this Agreement in its entirety without revision, and also shall provide the Trism Entities with the principal amount of the Old Senior Subordinated Notes it holds for inclusion in Schedule 1 hereto (subject to the disclosure limitations set forth in Section 6 hereof). Trism shall promptly circulate a revised copy of Schedule 1 including a revised amount for the aggregate principal amount of the Old Senior Subordinated Notes held by the members of the Committee as a group, and such revised Schedule 1 shall be deemed to amend and restate
Schedule 1 as attached hereto.

          14. Notices. In addition to any notice requirement set forth in any indenture or other agreement, any notice required or desired to be served, given or delivered under this Agreement shall be in writing, and shall be deemed to have been validly served, given or delivered if provided by personal delivery, or upon receipt of fax delivery, as follows:

          (a)  if to the Trism Entities, to:

               Trism, Inc.
               4174 Jiles Road
               Kennesaw, Georgia 30144
               Attention:  James G. Overley
               Fax:  770-795-4619

               with a copy to:

               Proskauer Rose LLP
               1585 Broadway
               New York, New York 10036
               Attention:  Alan B. Hyman, Esq.
               Fax: 212-969-2900

          (b)  if to the Committee, to:

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               590 Madison Avenue
               New York, New York 10022
               Attention:  Daniel H. Golden, Esq.
               Fax: 212-872-1002.

          15. Headings. The headings of this Agreement are for reference only and shall not limit or otherwise affect the meaning hereof.

          16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to internal conflicts of law principles.

          17. Counterparts. This Agreement may be executed in counterparts in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                         [END OF TEXT]

          IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.


TRISM, INC.

By:
      Name:
      Title:

TRISM SECURED TRANSPORTATION, INC.

By:
      Name:
      Title:

TRISM HEAVY HAUL, INC.

By:
      Name:
      Title:

TRISM MAINTENANCE SERVICES, INC.

By:
      Name:
      Title:

MCGILL SPECIAL SERVICES, INC.

By:
      Name:
      Title:

TRI-STATE MOTOR TRANSIT CO.

By:
      Name:
      Title:

TRISM SPECIALIZED CARRIERS, INC.

By:
      Name:
      Title:

AERO BODY AND TRUCK EQUIPMENT, INC.

By:
      Name:
      Title:

TRI-STATE TRANSPORTATION SERVICES, INC.

By:
      Name:
      Title:

TRISM SPECIAL SERVICES, INC.

By:
      Name:
      Title:

DIABLO SYSTEMS, INC.

By:
      Name:
      Title:

TRISM EASTERN, INC.

By:
      Name:
      Title:

TRISM TRANSPORT, INC.

By:
      Name:
      Title:

TRISM TRANSPORT SERVICES, INC.

By:
      Name:
      Title:

TRANSPORTATION RECOVERY SYSTEMS, INC.

By:
      Name:
      Title:

TRISM LOGISTICS, INC.

By:
      Name:
      Title:

TRISM EQUIPMENT, INC.

By:
      Name:
      Title:

CORPORATE HIGH YIELD FUND, INC.

By:
      Name:
      Title:

CORPORATE HIGH YIELD FUND II, INC.

By:
      Name:
      Title:

CORPORATE HIGH YIELD FUND III, INC.

By:
      Name:
      Title:



MERRILL LYNCH PHOENIX FUND, INC.

By:
      Name:
      Title:

CARL C. PETERSON IRA ROLLOVER

By:
      Name:
      Title:

20/20 (AGF U.S. SHORT-TERM HIGH
   YIELD FUND)

By:
      Name:
      Title:

ROCKWELL FUND, INC.

By:
      Name:
      Title:

PROSPECT STREET HIGH INCOME
   PORTFOLIO INC.

By:
      Name:
      Title:

WORLDLINX CBO, LTD

By:  _______________________________
Name: B. Craig Hutson
Title:  Director


RHYNO CBO 1997-1 LIMITED

By:
      Name:
      Title:
                           SCHEDULE 1


                    MEMBERS OF THE INFORMAL
               SENIOR SUBORDINATED NOTE COMMITTEE



NAME


Merrill Lynch Asset Management

Prospect Street Investment Management Co., Inc.

Bear Stearns Asset Management

Brinson Partners, Inc.

Harch Capital Management, Inc.


Aggregate Principal Amount of
Old Senior Subordinated Notes
Held By Such Entities as a Group                       $37,659,000


                          EXHIBIT "A"

                        PLAN TERM SHEET



          The following presents the material terms of the Plan described in the Restructuring Agreement dated as August 31, 1999 among Trism, Inc., certain of its wholly-owned subsidiaries, and the Informal Committee of Senior Subordinated Notes party thereto (the "Restructuring Agreement"). The following terms are subject in their entirety to the terms and conditions of the Restructuring Agreement. Capitalized terms used herein without definition shall have the meanings given to them in the Restructuring Agreement.


Old Senior Subordinated
Notes: Holders of Old Senior Subordinated Notes shall receive (a) their pro rata share of New Senior Subordinated Notes (the "New Senior Subordinated Notes") having the following terms -

                              Issuer: Trism, Inc. (the "Company")
                              Principal Amount:  $30 million
                              Term:  5 years from the effective date
                              of the Plan Interest:  12% per annum
                              payable semi-annually in cash on March
                              15 and September 15 of each year during
                              the term beginning on March 15, 2000
                              (accrual starting as of September 15,
                              1999)

                              Amortization:  None
                              Collateral:  Unsecured
                              and (b) their pro rata share of 95% of
                              New Common Stock of the Company ("New
                              Common Stock") (subject to dilution
                              under a management stock incentive
                              program), which the Company shall use
                              its reasonable best efforts to cause to
                              be listed on the NASDAQ National Market
                              or other National Securities Exchange
                              within the meaning of the Securities
                              Exchange Act of 1934, as amended


Old Common Stock:             All currently issued and
                              outstanding shares of common stock, par
                              value $.01 per share, of the Company
                              ("Old Common Stock") shall be canceled
                              and extinguished and the holders of
                              shares of Old Common Stock shall receive their pro rata share of 5% of New Common
                              Stock (subject to dilution under a
                              management stock incentive program).
                              All outstanding warrants, options and
                              other rights to acquire Old Common Stock shall also be canceled and extinguished.


Management:                   Existing senior executive
                              officers of the Company shall continue
                              in their respective current positions
                              after the effective date of the Plan and as of the effective date of the Plan:
                              shall enter into employment agreements
                              substantially in the form attached
                              hereto as Annex 1 ("New Employment
                              Agreements") with the base salaries as
                              set forth on Annex 2 hereto, shall
                              participate in a management incentive
                              stock option plan in the form attached
                              hereto as Annex 3 under which 10% of the New Common Stock shall be issuable on a fully-diluted basis (5% vested on the effective date at Reorganization Value,
                              2.5% vested on the first and second
                              anniversaries of the effective date at
                              110% and 120% of Reorganization Value,
                              respectively), and shall participate in
                              a management cash incentive plan on the
                              terms set forth on Annex 4 hereto.


Secured Claims:               Unimpaired.  Reinstated and
                              all defaults, if any, cured, or paid in
                              full as they are incurred in the
                              ordinary course of business or on the
                              effective date of the Plan, with any
                              interest payable under applicable law,
                              provided that the aggregate amount of
                              Secured Claims, including the Trism
                              Entities' indebtedness under any DIP
                              financing facility, shall not exceed
                              $118 million on the effective date of
                              the Plan.


General Unsecured Claims:     Unimpaired.  Either paid in full as they
                              are incurred in the ordinary course of
                              business or on the effective date of the Plan, in a manner and pursuant to a mechanism acceptable to the Committee and the Trism Entities, subject to Bankruptcy Court approval, provided that
                              General Unsecured Claims shall not
                              exceed $15 million on the effective date of the Plan (excluding insurance claims, which also shall be paid in a manner and pursuant to a mechanism acceptable to the Committee and the Trism Entities, subject to Bankruptcy Court approval).


Board Representation:         Reorganized Trism (as defined in
                              the Plan) shall initially have a Board
                              of Directors comprised of 5 members as
                              follows:  four independent directors
                              acceptable to the Committee (and the
                              Committee shall reasonably consult with
                              the Company regarding the selection of
                              such directors) and Edward L. McCormick, who shall serve as chairman.


Indemnity, Injunction
and Release:                  The Plan shall provide
                              that all parties hereto and their
                              directors, officers, attorneys, agents
                              and representatives shall receive the
                              benefit of releases, injunctions and
                              indemnities.






                            ANNEX 1

                  Form of Employment Agreement





                            ANNEX 2

                         Base Salaries





                            ANNEX 3

         Form of Management Incentive Stock Option Plan





                            ANNEX 4

         Term Sheet for Management Cash Incentive Plan